                                      LOGO

                            ------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 15, 1997
                            ------------------------

TO THE SHAREHOLDERS OF ISOCOR:

     Notice is hereby given that the 1997 Annual Meeting of Shareholders of ISOCOR (the "Company"), a California corporation, will be held at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401 on Thursday, May 15, 1997 at 9:00 a.m. local time, for the following purposes:

          1. To elect the following directors, each to serve for a one year term: Jean-Michel Barbier, Janine M. Bushman, Andrew De Mari, Alexandra Giurgiu and G. Bradford Jones.

          2. To authorize amendments to the Company's 1992 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 300,000 shares to an aggregate of 2,600,000 shares.

          3. To ratify the appointment of Coopers & Lybrand L.L.P. as the independent auditors for the Company for the fiscal year ending December 31, 1997.

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on April 1, 1997 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If you decide to attend the meeting you may vote in person even if you have returned a proxy card.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          /s/ Elias J. Blawie
                                          ELIAS J. BLAWIE
                                          Secretary
Santa Monica, California
April 15, 1997

                             YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENVELOPE PROVIDED.

                                      LOGO

                            ------------------------
            PROXY STATEMENT FOR 1997 ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of ISOCOR (the "Company"), a California corporation, for use at the Annual Meeting of Shareholders to be held May 15, 1997 at 9:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401.

     These proxy solicitation materials were mailed on or about April 15, 1997 to all shareholders entitled to vote at the meeting.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Janine M. Bushman, Inspector of Elections) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections with the assistance of the Company's transfer agent. The Inspector of Elections will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present is required under California law for approval of proposals presented to shareholders. In general, California law also provides that a quorum consists of a majority of the shares entitled to vote, represented either in person or by proxy. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the persons nominated by management as directors, for approval of the amendments to the Company's 1992 Stock Option Plan, for ratification of the appointment of the designated independent auditors and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as voting with respect to that matter. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by electronic mail, telephone or telegram.

RECORD DATE AND SHARE OWNERSHIP

     Only shareholders of record at the close of business on April 1, 1997 are entitled to notice of and to vote at the meeting. As of April 1, 1997, 9,362,472 shares of the Company's Common Stock were issued and outstanding.

                                PROPOSAL NO. 1:

                             ELECTION OF DIRECTORS

NOMINEES

     A board of five directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's five nominees named below, all of whom are currently directors of the Company.

     In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is expected that all nominees will be able and willing to serve as directors. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders, until such director's successor has been elected and qualified or until such director resigns as a director of the Company. The names of the nominees, and certain information about them as of December 31, 1996, are set forth below:

                                                                                              DIRECTOR
        NAME OF NOMINEE          AGE                   PRINCIPAL OCCUPATION                    SINCE
-------------------------------  ---   -----------------------------------------------------  --------
Jean-Michel Barbier............  51    Directeur General, Thomson-CSF Ventures, a venture       1993
                                       capital investment firm
Janine M. Bushman..............  42    Vice President, Finance and Administration and Chief     1995
                                       Financial Officer of the Company
Andrew De Mari.................  57    President and Chief Executive Officer of the Company     1991
Alexandra Giurgiu..............  38    Partner, 4C Ventures, a venture capital investment       1993
                                       firm
G. Bradford Jones..............  41    General partner, Brentwood Venture Capital, a venture    1991
                                       capital investment firm

     Except as set forth below, each of the nominees has been engaged in his or her principal occupation described above during the past five years. There is no family relationship between any of the directors or executive officers of the Company.

     Jean-Michel Barbier is Directeur General of Thomson-CSF Ventures, a corporate venture capital investor, with which he has been associated since 1987. He was elected to the Board of Directors of the Company in November 1993. He also serves on the Board of Directors of the following companies: Geris Consultants, Optim, Info Radio Interactive Services, Financial Architecture Research and Resources, Thomnet, Aonix, Virtual IO, Inc., Virtual Prototypes, Inc. Era A.S. and certain other private companies.

     Janine M. Bushman joined the Company in April 1993. She became the Vice President, Operations of the Company in October 1994, was elected to the Board of Directors in July 1995 and was elected Vice President, Finance and Administration and Chief Financial Officer in November 1995. For almost six years prior to joining the Company, Ms. Bushman was Controller and Corporate Secretary for Interactive Systems Corporation, a developer and supplier of UNIX operating systems software. Ms. Bushman holds an M.B.A. from Loyola Marymount University and a B.S. in Accounting from the California State University at Northridge.

     Andrew De Mari is a founder of the Company and has served as the Company's President and Chief Executive Officer and a member of the Board of Directors since its founding in 1991. Dr. De Mari was previously a founder and the Chairman and Chief Executive Officer of Retix from its inception in 1985 to November 1990. Retix develops, manufactures, markets and supports networking software and system products. Prior to 1985, he was Senior Vice President of Research and Development and Engineering at Compucorp, a manufacturer of office automation products. Dr. De Mari holds M.S.E.E. and Ph.D. degrees in Electrical Engineering from the California Institute of Technology and Dott. Ing. Electrical Engineering from the Politecnico di Torino, Italy.

     Alexandra Giurgiu is President of Olivetti Management of America, Inc., an investment subsidiary of Ing. C. Olivetti & C., S.p.A., a manufacturer of information processing systems, which position she has held since 1991. Ms. Giurgiu has also been a Managing Director and Executive Officer of 4C Ventures, L.P., a venture capital partnership, since 1994. From 1984 to 1985, she was Director of International Operations for Lifeboat Associates, a software distribution and publishing company. She became a member of the Company's Board of Directors in May 1993. Additionally, she currently serves on the Board of Directors of Wireless Access and Alacrity Systems.

     G. Bradford Jones is a general partner in the venture capital firm of Brentwood Venture Capital, which he joined in 1981. He became a member of the Company's Board of Directors in July 1991. Mr. Jones also serves on the Board of Directors of Aastrom Biosciences, Interpore International, Onyx Acceptance Corporation, Plasma & Materials Technologies Inc. and several privately held companies.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of six meetings during the fiscal year ended December 31, 1996. The Board of Directors has an Audit Committee and a Compensation Committee. There is no committee performing the functions of a nominating committee.

     The Audit Committee of the Board of Directors reviews the results and scope of the audit and other services provided by the Company's independent auditors, approves fee arrangements with auditors and reports the results of its review to the full Board of Directors and to management. This Committee, which consists of directors Barbier and Giurgiu, consulted regularly among themselves but held no formal meetings during fiscal 1996.

     The Compensation Committee of the Board of Directors makes recommendations regarding salaries and incentive compensation for employees of the Company, makes recommendations with respect to purchase and option arrangements for individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and makes recommendations regarding other compensation matters to the full Board of Directors. This Committee, which consists of directors Barbier and Jones, consulted regularly among themselves but held no formal meetings during fiscal 1996.

     No incumbent director attended fewer than 75 percent of the aggregate number of meetings of the Board of Directors and of the committees, if any, upon which such director served during fiscal 1996.

COMPENSATION OF DIRECTORS

     All directors are reimbursed for out-of-pocket travel expenses associated with their attendance at Board meetings. Nonemployee directors of the Company are automatically granted options to purchase shares of the Company's Common Stock pursuant to the terms of the Company's 1996 Directors' Stock Option Plan (the "Directors' Plan"). The Directors' Plan provides that each person who is or becomes a nonemployee director of the Company and who has not previously been granted an option under the 1992 Stock Option Plan shall be granted a nonstatutory stock option to purchase 10,000 shares of the Common Stock of the Company (the "First Option") on the date on which the optionee first becomes a nonemployee director of the Company (or January 18, 1996 with respect to directors who were nonemployee directors as of the date of adoption of the Directors' Plan). Such First Options are only granted to directors who meet the foregoing requirements who have not received an option under the 1992 Stock Option Plan; if a director who would otherwise be eligible to receive a First Option has previously received an option under the 1992 Stock Option Plan, then such director receives a modified First Option to purchase 5,000 shares of the Common Stock of the Company. Thereafter, on the first calendar day of the Company's fiscal year commencing in 1997, each nonemployee director shall be granted an additional option to purchase 2,500 shares of Common Stock if, on such date, he or she shall have served on the Company's Board of Directors for at least three months.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

                                PROPOSAL NO. 2:

                    AMENDMENT OF THE 1992 STOCK OPTION PLAN

     At the Annual Meeting, shareholders are being asked to approve amendments to the 1992 Stock Option Plan (the "1992 Option Plan") that would increase the shares reserved for issuance thereunder by 300,000 shares of Common Stock to an aggregate of 2,600,000 shares.

GENERAL

     The Company's 1992 Option Plan provides for the grant of options to employees and consultants of the Company. The aggregate number of shares reserved for issuance under the 1992 Option Plan includes options previously granted and exercised under the 1992 Option Plan. The increase in shares reserved for issuance under the 1992 Option Plan has been necessitated by the growth in the number of employees and the grant of additional stock options to current employees as previously granted options vest and become exercisable. The Company does not believe that the shares remaining available for future grant pursuant to the 1992 Option Plan are sufficient to attract new employees or retain existing employees. The increase will provide sufficient additional stock to continue the Company's policy of equity ownership by employees and consultants as an incentive to contribute to the Company's success. The 1992 Option Plan was adopted by the Board of Directors in July 1992 and approved by the shareholders in September 1992. A total of 2,300,000 shares of Common Stock has been reserved for issuance under the 1992 Option Plan. Subject to shareholder approval, this amount would be increased to an aggregate of 2,600,000 shares.

     Options granted under the 1992 Option Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. The 1992 Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     As of December 31, 1996, 172,084 shares had been issued upon exercise of options granted under the 1992 Option Plan, options for 1,975,088 shares were outstanding under the 1992 Option Plan and 152,828 shares remained available for future grants. Shares not purchased under an option prior to its expiration will be available for future option grants under the 1992 Option Plan. As of December 31, 1996, the fair market value of shares subject to outstanding options was $11,109,870, based upon the closing price of the Common Stock as reported on the Nasdaq National Market on such date.

PURPOSE

     The purposes of the 1992 Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

     The 1992 Option Plan may be administered by the Board of Directors or by a committee of the Board of Directors. The 1992 Option Plan is currently being administered by the Board of Directors. The Board of Directors has the exclusive authority to grant stock options and otherwise administer the 1992 Option Plan with respect to the Company's directors and officers eligible to participate in the 1992 Option Plan. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 1992 Option Plan. All questions of interpretation of the 1992 Option Plan are determined by the Board of Directors or its committee and its decisions are final and binding upon all participants.

ELIGIBILITY

     The 1992 Option Plan provides that either incentive stock options or nonstatutory options may be granted to employees (including officers and directors who are also employees) of the Company or any of its subsidiaries. In addition, the 1992 Option Plan provides that nonstatutory options may be granted to consultants (not including directors who are not compensated for their services or are paid only a director's fee by the Company) of the Company or any of its subsidiaries. The Board of Directors or its committee selects the optionees and determines the number of shares to be subject to each option. In making such determination, there are taken into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company, and other relevant factors.

     The 1992 Option Plan provides that the maximum number of shares of Common Stock which may be granted under options to any one employee during any fiscal year shall be 750,000, subject to adjustment as provided in the 1992 Option Plan. There is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between the Company and the optionee. Each option is subject to the following additional terms and conditions:

          (a) Exercise of the Option. The Board of Directors or its committee determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering of payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Board of Directors or its committee and specified in the option agreement, and such form of consideration may vary for each option.

          (b) Exercise Price. The exercise price under the 1992 Option Plan is determined by the Board of Directors or its committee and may not be less than 100% and 85% of the fair market value of the Common Stock on the date the option is granted for incentive stock options and nonstatutory stock options, respectively. The fair market value per share is equal to the closing price on the Nasdaq National Market on the date of grant. In the case of an option granted to an optionee who owns more than 10% of the voting power of all classes of stock of the Company, its parent or subsidiaries, the exercise price must not be less than 110% of the fair market value on the date of the grant.

          (c) Termination of Employment. If the optionee's employment or consulting relationship terminates for any reason other than disability or death, options under the 1992 Option Plan may be exercised not later than forty-five days (or such other period of time not exceeding three months in the case of an incentive stock option or six months in the case of a nonstatutory stock option as is determined by the Board of Directors or its committee) after such termination and may be exercised only to the extent the option was exercisable on the date of termination. In no event may an option be exercised by any person after the expiration of its term.

          (d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her total and permanent disability, options may be exercised within twelve months (or such other period of time not exceeding twelve months as is determined by the Board of Directors or its committee) of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after its termination date.

          (e) Death. Under the 1992 Option Plan, if an optionee should die while employed or retained by the Company, and such optionee has been continuously employed or retained by the Company since the date of grant of the option, the option may be exercised within six months after the date of death (or such other period of time, not exceeding six months, as is determined by the Board of Directors or its committee) by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent the optionee would have been entitled to exercise the option had the optionee continued living and remained employed or retained by the Company for three months after the date of death, but in no event may the option be exercised after its termination date.

          If an optionee should die within thirty days (or such other period of time not exceeding three months as is determined by the Board of Directors or its committee) after the optionee has ceased to be continuously employed or retained by the Company, the option may be exercised within six months after the date of death by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent that the optionee was entitled to exercise the option at the date of termination, but in no event may the option be exercised after its termination date.

          (f) Termination of Options. The 1992 Option Plan provides that options granted under the 1992 Option Plan have the term provided in the option agreement. In general, these agreements currently provide for a term of ten years. Incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company, its parents or subsidiaries, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration.

          (g) Option Not Transferable. An option is nontransferable by the optionee other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime and in the event of the optionee's death by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death.

          (h) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1992 Option Plan as may be determined by the Board of Directors or its committee.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the 1992 Option Plan at any time or from time to time or may terminate it without approval of the shareholders; provided, however, that shareholder approval is required for any amendment to the 1992 Option Plan that increases the number of shares that may be issued under the 1992 Option Plan, modifies the standards of eligibility, modifies the limitation on grants to employees described in the 1992 Option Plan or results in other changes which would require shareholder approval to qualify options granted under the 1992 Option Plan as performance-based compensation under Section 162(m) of the Code, or so long as the Company has a class of equity securities registered under Section 12 of the Exchange Act, materially increases the benefits to participants that may accrue under the 1992 Option Plan. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the 1992 Option Plan. The 1992 Option Plan shall terminate in September 2002, provided that any options then outstanding under the 1992 Option Plan shall remain outstanding until they expire by their terms.

FEDERAL INCOME TAX ASPECTS OF THE 1992 OPTION PLAN

     Options granted under the 1992 Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

     If an option granted under the 1992 Option Plan is an incentive stock option, under U.S. tax laws the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain under U.S. tax laws. If these holding periods are not satisfied, the optionee will recognize ordinary income under U.S. tax laws equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized under U.S. tax laws as long-term capital gain if the sale occurs more than one year after exercise of the option or as shortterm capital gain if the sale is made earlier. For years beginning after 1990, the federal tax rate on long-term capital gains is capped at 28%. Capital losses are allowed under U.S. tax laws in full against capital gains plus $3,000 of other income.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income under U.S. tax laws at the time he or she is granted a nonstatutory option. However, upon its exercise, under U.S. tax laws the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% shareholder of the Company, the date of taxation under U.S. tax laws may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated under U.S. tax laws as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. For years beginning after 1990, the tax rate on long-term capital gains under U.S. tax laws is capped at 28%. Capital losses are allowed under U.S. tax laws in full against capital gains plus $3,000 of other income.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the Common Stock present or represented and voting at the Annual Meeting is required to approve the amendments to the 1992 Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE AMENDMENTS TO THE 1992 STOCK OPTION PLAN.

                                PROPOSAL NO. 3:

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Coopers & Lybrand L.L.P., independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1997, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Coopers & Lybrand L.L.P. has audited the Company's financial statements annually since its inception. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT AUDITORS FOR THE COMPANY.

                           COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Company's Common Stock as of April 1, 1997 as to (i) each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the executive officers named in the Summary Compensation Table beginning on page 11, and (iv) all directors and executive officers as a group.

                                                                                            PERCENT
         5% SHAREHOLDERS, DIRECTORS, NAMED OFFICERS AND             NUMBER OF SHARES      BENEFICIALLY
           EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP             BENEFICIALLY OWNED        OWNED
-----------------------------------------------------------------  ------------------     ------------
Brentwood Associates.............................................         607,618             6.1%
  11150 Santa Monica Boulevard, Suite 1200 Los Angeles, CA 90025
CFJPE............................................................         568,964              5.7
  12, rue Chauchat 75009 Paris, France
ISO-Investors....................................................         548,571              5.5
  450 N. Roxbury Drive, Suite 600 Beverly Hills, CA 90210
Thomson-CSF Ventures.............................................         897,084              8.7
  173 Boulevard Haussmann 75415 Paris, France
Bjorn Ahlen (1)..................................................          77,333              0.8
Jean-Michel Barbier (2)..........................................         899,584              8.8
Janine M. Bushman (1)............................................          34,248                *
Andrew De Mari (1)(3)............................................         302,000              3.1
Paul Gigg (1)....................................................          43,958                *
Alexandra Giurgiu (4)............................................         425,118              4.3
G. Bradford Jones (5)............................................         610,118              6.1
Patrick S. Moore (1).............................................          10,667                *
Betty Niimi......................................................              --                *
All executive officers and directors as a group (12 persons)
  (1)(2)(3)(4)(5)................................................       2,569,591             21.5
                                                                        ---------             ----

---------------
  * Less than 1%.

(1) Includes shares subject to options issued pursuant to the Company's 1992 Stock Option Plan which are exercisable on or before May 30, 1997 (60 days from the date of this table). Such shares include: Bjorn Ahlen: 3,333; Janine M. Bushman: 34,248; Andrew De Mari: 10,000; Paul Gigg 13,100; Patrick Moore 10,667; other executive officers, 67,414.

(2) Includes 897,084 shares held by Thomson-CSF Ventures. Mr. Barbier, a director of the Company, is Directeur General of Thomson-CSF Ventures. Because of his position with Thomson-CSF Ventures, Mr. Barbier may be deemed to be a beneficial owner of such shares, but disclaims beneficial ownership of such shares.

(3) Excludes 6,471 shares owned by Antonella De Mari, 471 shares owned by Luigi De Mari, 6,471 shares owned by Alessandra De Mari and 6,471 shares owned by Susanna De Mari, all of whom are members of Dr. De Mari's immediate family. Dr. De Mari disclaims beneficial ownership of such shares.

(4) Includes 422,618 shares held by 4CV Management Company, Inc. Ms. Giurgiu, a director of the Company, is a Partner of 4CV Management Company, Inc. Because of her position with 4CV Management Company, Inc., Ms. Giurgiu may be deemed to be a beneficial owner of such shares, but disclaims beneficial ownership of such shares except to the extent of her individual interest therein.

(5) Includes 607,618 shares held by Brentwood Associates. Mr. Jones, a director of the Company is a general partner of Brentwood Associates, a limited partnership. Because of his position with Brentwood Associates, Mr. Jones may be deemed to be a beneficial owner of such shares, but disclaims beneficial ownership of such shares except to the extent of his individual interest in the partnership.

                       COMPENSATION OF EXECUTIVE OFFICERS

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement in whole or in part, the following report and the Performance Graph on page 13 shall not be incorporated by reference into any such filings.

                      REPORT OF THE COMPENSATION COMMITTEE

COMPENSATION POLICIES

     The Board of Directors establishes and periodically reviews the compensation of the Chief Executive Officer and the management employees who report to the Chief Executive Officer. Compensation for executives is based generally on the concept that compensation must be competitive with that of other quality companies in order to help motivate and retain the talent, leadership skills and experience needed to help successfully guide the Company and must provide a strong incentive for key personnel to achieve the Company's financial, product development and market expansion goals.

     It is the Company's policy that executive compensation include base salary, stock options and, for certain employees, commissions. The Company's salary levels are determined by comparisons with companies with similar characteristics in the software industry. Salary increases are determined based on the individual performance of the executive, the performance of the Company, any change in the responsibilities of the executive and comparisons to industry compensation data.

     The Company relies upon incentive stock options as an important element of the compensation packages of executive employees. By using incentive stock options, the Company has been able to keep salaries and bonuses at relatively modest levels. All employee stock options are granted pursuant to one of the Company's incentive stock option plans. The Company makes stock option grants periodically at no less than 100% of the market price of the Company's Common Stock on the day prior to the date of the grant.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The compensation of Andrew De Mari, President and Chief Executive Officer, consists of base salary and incentive stock options. The Board of Directors periodically reviews Dr. De Mari's salary and revises his compensation based on the Board's overall evaluation of his performance toward the achievement of the Company's financial, strategic and other goals, with consideration given to his length of service and to competitive chief executive officer compensation information.

     Dr. De Mari's compensation is structured to provide a long-term focus on the Company's operating performance through his holdings of Common Stock of the Company and the grant of incentive stock options. Therefore, as a complement to shares of Common Stock already held by Dr. De Mari, in January 1996, Dr. De Mari was granted an option to purchase 50,000 shares of Common Stock at an exercise price of $6.75 per share, with vesting over a four year period.

                                          COMPENSATION COMMITTEE

                                          Jean-Michel Barbier
                                          G. Bradford Jones

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Company's Board of Directors are currently Jean-Michel Barbier and G. Bradford Jones. Neither Mr. Barbier nor Mr. Jones has at any time been an officer or employee of the Company.

                     EMPLOYMENT AGREEMENTS WITH MANAGEMENT

     The Board of Directors elects the Company's officers and such officers serve at the discretion of the Board of Directors of the Company. Consistent with other employees of the Company's Irish operation, the Company has entered into an employment agreement with C. Raomal Perera, the Company's Senior Vice President, Engineering and the General Manager of the Company's Irish operations. Such agreement contains customary provisions including the rate of compensation, benefits, vacation and a car allowance consistent with the terms offered to other ISOCOR managers in Ireland. In addition, his contract provides for the payment of certain management fees related to his position as General Manager of ISOCOR B.V. Mr. Perera is an "at-will" employee of the Company.

                           SUMMARY COMPENSATION TABLE

     The following table shows the compensation received by the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company on an annualized basis, whose total annual salary and bonus exceeded $100,000 for 1996 (the "Named Executive Officers"), and the compensation received by each such individual for the fiscal years ended December 31, 1994, 1995 and 1996.

                                                                                   LONG TERM
                                                                                  COMPENSATION
                                               ANNUAL COMPENSATION                ------------
                                    ------------------------------------------     SECURITIES
                                                   BONUS AND      OTHER ANNUAL     UNDERLYING        ALL OTHER
                                    SALARY(1)    COMMISSION(1)    COMPENSATION      OPTIONS       COMPENSATION(2)
                                    ---------    -------------    ------------    ------------    ---------------
Andrew De Mari............   1996   $165,000        $    --          $   --          50,000           $    --
  President & CEO            1995   $150,000        $    --          $   --          10,000           $    --
                             1994   $132,000        $    --          $   --              --           $    --

Bjorn Ahlen...............   1996   $ 95,000        $47,056          $   --          10,000
  Senior Vice President,     1995   $ 80,000        $90,839          $   --              --           $    --
  International Sales and    1994   $ 80,000        $48,906              --           4,000
  Marketing

Betty M. Niimi............   1996   $ 91,539        $27,471          $   --          40,000           $    --
  Senior Vice President,
  Product Development and
  Services

Patrick S. Moore..........   1996   $114,026        $58,687          $   --          40,000           $    --
  Vice President, North
  American Sales

Paul Gigg.................   1996   $ 79,698        $76,913          $   --          25,000           $ 7,949
  Vice President, European   1995   $ 80,467        $57,752          $   --              --           $    --
  Marketing and Sales        1994   $ 78,065        $35,116          $   --              --           $    --

---------------
(1) Includes amounts earned during such fiscal year, but payable during the subsequent fiscal year.

(2) Reflects reimbursement for car-related expenses.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                          INDIVIDUAL GRANTS
                          ----------------------------------------------------------------------------------
                                            % OF                                       POTENTIAL REALIZABLE
                                            TOTAL                                        VALUE AT ASSUMED
                                           OPTIONS                                            ANNUAL
                                           GRANTED                                     RATES OF STOCK PRICE
                                             TO                                            APPRECIATION
                            OPTIONS       EMPLOYEES     EXERCISE OR                    FOR OPTION TERM($)(2)
                            GRANTED       IN FISCAL     BASE PRICE      EXPIRATION     ---------------------
          NAME            (SHARES)(1)       YEAR        (PER SHARE)        DATE           5%          10%
------------------------  -----------     ---------     -----------     ----------     --------     --------
Andrew De Mari..........     50,000          4.3%          $6.75          8/14/05      $212,252     $537,888
Bjorn Ahlen.............     10,000          0.9            6.75          8/14/05        42,450      107,578
Betty M. Niimi..........     40,000          3.4            6.75          8/14/05       169,802      430,310
Patrick S. Moore........     32,000          2.7            6.75          8/14/05       135,841      344,248
                              8,000          0.7            8.00          1/18/06        40,249      102,000
Paul Gigg...............     25,000          2.1            6.75          8/14/05       106,126      268,944

---------------
(1) For a description of the general terms of the options, see "Proposal No. 2:
    Amendment of the 1992 Stock Option Plan."

(2) Potential realizable values are reported net of the option exercise price but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Actual realized gains, if any, on stock option exercises are dependent on future performance of the Company's Common Stock, as well as the optionee's continued employment through the vesting period.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR AND
                       FISCAL YEAR-END OPTION VALUE TABLE

     The following table provides certain summary information concerning shares of Common Stock acquired upon exercise of stock options and represented by outstanding stock options for each of the Named Executive Officers as of December 31, 1996.

                                                      NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                       SHARES                      OPTIONS AT FISCAL YEAR-END          AT FISCAL YEAR-END (1)
                      ACQUIRED        VALUE       -----------------------------     -----------------------------
       NAME          ON EXERCISE     REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
-------------------  -----------     --------     -----------     -------------     -----------     -------------
Andrew De Mari.....         --             --        10,000           50,000          $56,250         $ 281,250
Bjorn Ahlen........         --             --         2,916           11,084          $16,403         $  62,347
Betty M. Niimi.....         --             --            --           40,000               --         $ 225,000
Patrick S. Moore...         --             --            --           40,000               --         $ 225,000
Paul Gigg..........     30,458(2)    $231,565        10,808           35,334          $60,795         $ 198,754

---------------
(1) Determined based on the closing price of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1996 ($5.625 per share).

(2) Determined based on the estimated fair market value of the Common Stock of the Company of $8.00 per share at March 11, 1996, the date of exercise. Does not indicate that such shares were sold by optionee.

                               PERFORMANCE GRAPH

     The following graph compares, for the period of time that the Company's Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended, the cumulative total shareholder return for the Company with the cumulative total return of the Nasdaq Stock Market US Index and the Hambrecht & Quist Computer Software Index. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                          COMPARISON OF TOTAL RETURN*

        MEASUREMENT PERIOD                                                     H&Q SOFTWARE
      (FISCAL YEAR COVERED)               ISOCOR         NASDAQ COMPOSITE          INDEX
3/14/96                                    100                 100                 100
12/31/96                                    63                 119                 111

---------------
* Assumes $100 invested on March 14, 1996, the date of the Company's initial public offering of Common Stock and further assumes reinvestment of dividends for purposes of the Nasdaq Stock Market US Index and the Hambrecht & Quist Computer Software Index.

                               CERTAIN TRANSACTIONS

     On March 14, 1996, pursuant to a Series C Preferred Stock Purchase Agreement dated November 19, 1993, as amended, the Company issued and sold 39,942 shares of its Common Stock to Thomson-CSF Ventures ("Thomson") at a price of $7.20 per share concurrently with the consummation of the Company's initial public offering. Thomson is a principal shareholder of the Company. In addition, Jean-Michel Barbier, a director of the Company, is Directeur General of Thomson.

     The Company is a party to an international reseller agreement with Syseca, an affiliate of Thomson. Pursuant to such agreement, the Company provides products to Syseca for resale on terms not substantially different from terms with other international resellers. Pursuant to orders under such agreement, the Company has included $292,000 in revenues for the year ended December 31, 1996. Included in accounts receivable as of December 31, 1996 was $74,000 relating to Syseca. The Company believes that this transaction was made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

     Under the securities laws of the United States, the Company's directors, its executive officers and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC"). Specific filing deadlines of these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during 1996. During 1996, all of these filing requirements were satisfied, except that Ms. Bushman, the Company's Vice President, Finance and Administration and Chief Financial Officer and a Director, failed to timely file such a report in connection with the acquisition of certain shares of the Company by an immediate family member. Ms. Bushman subsequently made such filing. In making this statement, the Company has relied solely on written representations of its directors and executive officers and any ten percent holders and copies of the reports that they filed with the SEC.

                 SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1998 Annual Meeting must be received by the Company no later than December 16, 1997 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          /s/ Elias J. Blawie
                                          ELIAS J. BLAWIE
                                          Secretary

Dated: April 15, 1997

                                     ISOCOR

                             1992 STOCK OPTION PLAN
                            AS AMENDED OCTOBER, 1996

         1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees appointed pursuant to paragraph (a) of Section 4 of the Plan.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

                  (e) "Common Stock" means the Common Stock of the Company.

                  (f) "Company" means ISOCOR, a California corporation.

                  (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such services, and any director of the Company whether compensated for such services or not, provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                  (h) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

                  (i) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock) for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Common Stock is quoted on the Nasdaq
System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (m) "Named Executive" means (any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

                  (n) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (o) "Option" means a stock option granted pursuant to the Plan.

                  (p) "Optioned Stock" means the Common Stock subject to an Option.

                  (q) "Optionee" means an Employee or Consultant who receives an Option.

                  (r) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (s) "Plan" means this 1992 Stock Option Plan.

                  (t) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

                  (u) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 2,300,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration of the Plan.

                  (a) Composition of Administrator.

                           (i) Multiple Administrative Bodies. If permitted by
Rule 16b-3, and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different administrative bodies with respect to directors, officers who are not directors and Employees who are neither directors nor officers.

                           (ii) Administration with respect to Directors and
Officers. With respect to grants of Options to Employees or Consultants who are also officers or directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan and
Section 162(m) of the Code as it applies so as to qualify grants of Options to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

                           (iii) Administration with respect to Other Persons.
With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

                           (iv) General. If a Committee has been appointed
pursuant to subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value of the Common
                  Stock, in accordance with Section 2(k) of the Plan;

                           (ii) to select the Consultants and Employees to whom
                  Options may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options
                  are granted hereunder;

                           (iv) to determine the number of shares of Common
                  Stock to be covered by each such award granted hereunder;

                           (v) to approve forms of agreement for use under the
                  Plan;

                           (vi) to determine the terms and conditions, not
                  inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation);

                           (vii) to determine whether and under what
                  circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

                           (viii) to reduce the exercise price of any Option to
                  the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

                  (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         5. Eligibility.

                  (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

                  (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                  (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with an Optionee's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8. Limitation on Grants to Employees. Subject to adjustment as provided in Section 13 of this Plan, the maximum number of shares which may be subject to Options granted to any one employee under this Plan for any fiscal year of the Company shall be 750,000.

         9. Option Exercise Price and Consideration.

                  (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                           (i) In the case of an Incentive Stock Option

                                    (A) granted to an Employee who, at the time
of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B) granted to any other Employee, the per
Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory Stock Option

                                    (A) granted to a person who, at the time of
the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                                    (B) granted to a person, who, at the time of
grant of such Option is a Named Executive of the Company, the per share exercise price shall be no less than 100% of the Fair Market Value on the date of grant.

                                    (C) granted to any person other than those
persons described in subsections (ii) (A) and (B) above, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

                  (b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (7) delivery of a subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         10. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Employment. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company, such Optionee may, but only within three (3) months (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to ,exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee. Notwithstanding the provisions of
Section 10(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         11. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         12. Stock Withholding to Satisfy Withholding Tax Obligation. At the discretion of the Administrator. Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

                  (c) all elections shall be subject to the consent or disapproval of the Administrator;

                  (d) if the Optionee is subject to Section 16 of the Exchange Act, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but, such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         13. Adjustments Upon Changes in Capitalization; Corporate Transactions.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of shares of Common Stock for which Options may be granted to any employee under Section 8 of the Plan and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option may be assumed or an equivalent option may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation does not agree to assume the Option or substitute an equivalent option, the Board shall notify the Optionee at least fifteen (15) days prior to the consummation of the transaction. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such transaction.

         14. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         15. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 19 of the Plan:

                           (i) any increase in the number of Shares subject to
                  the Plan, other than an adjustment under Section 13 of the Plan;

                           (ii) any change in the designation of the class of
                  persons eligible to be granted Options;

                           (iii) any change in the limitation on grants to
                  employees as described in Section 8 of the Plan or other changes which would require shareholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code; or

                           (iv) any revision or amendment requiring shareholder
                  approval in order to preserve the qualification of the Plan under Rule 16b-3.

                  (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 16(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 19 of the Plan.

                  (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         16. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         18. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         19. Shareholder Approval.

                  (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Shares are listed.

                  (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the

Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

                  (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 19(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

                           (i) furnish in writing to the holders entitled to
vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                           (ii) file with, or mail for filing to, the Securities
and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

         20. Information to Optionees. The Company shall provide to each Optionee and individual who acquired shares pursuant to the exercise of an option, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information that are provided to all shareholders of the Company.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                    OF ISOCOR
                       1997 ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of ISOCOR, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 15, 1997, and hereby appoints Andrew De Mari and Janine M. Bushman or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of ISOCOR to be held on May 15, 1997 at 9:00 a.m., local time, at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401 and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and, in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) thereof.

                                                                    ------------
                                                                        SEE
                                                                      REVERSE
                                                                        SIDE
                                                                    ------------

                         (To be Signed on Reverse Side)

      Please date, sign and mail your proxy card back as soon as possible!

                         Annual Meeting of Shareholders

                                     ISOCOR

                                  May 15, 1997


[  X  ] PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE


                     FOR ALL      WITHHOLD
                     NOMINEES   AUTHORITY TO
                    LISTED TO     VOTE FOR
                    THE RIGHT   ALL NOMINEES
                    (EXCEPT AS   LISTED TO
                    INDICATED)   THE RIGHT


 1. Election of     [    ]         [    ]   Nominees: Jean-Michel Barbier,
    Directors                                         Janine M. Bushman,
                                                      Andrew De Mari,
                                                      Alexandra Giurgiu,
                                                      G. Bradford Jones

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list to the right.



                                                         FOR   AGAINST  ABSTAIN


2.  Proposal to approve an amendment to the             [   ]    [   ]    [   ]
    Company's 1992 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 300,000 shares to an aggregate of 2,600,000 shares.



3.  Proposal to ratify the appointment of Coopers       [   ]    [   ]    [   ]
    & Lybrand L.L.P. as the independent auditors of the Company for the year ending December
    31, 1997

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE PERSONS NOMINATED BY MANAGEMENT AS DIRECTORS; (2) FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1992 STOCK OPTION PLAN; (3) FOR RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.



SIGNATURE ____________________ SIGNATURE _____________________ DATED ___________


NOTE: This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.


                                      -2-